Investor Presentation September 2003

Table of Contents Section I II III IV V Discussion Topic Company Overview Current Business Summary Sales & Marketing Risk Management Liquidity

This presentation may contain "forward-looking statements." Forward-looking statements are those, which use words such as "believe," "expect," "anticipate," "intend," "plan," "may," "will," "should," "estimate," "continue"or other comparable expressions. These words indicate future events and trends. Forward-looking statements are the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to many risks and uncertainties, which could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Such risks include-but are not limited to- fluctuating interest rates, increased competition, regulatory changes, tightening labor markets, deteriorating economic environment, reliance on capital markets and adverse portfolio performance. It is advisable not to place undue reliance on the Company's forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement

Company Overview

Unique Company Founded in 1972 No other successful program like CA's in 30 years Large underserved market Unique business model

Business Model Differences Model is different from a standard auto lender..... CA does not purchase loans at a discount CA does: Advance a portion of expected future cash flows to the DP at loan inception Service loans for a 20% fee Credit 80% of the cash flows to DPs Portion delivered at inception in the form of the Advance Remainder as 80% of cash flows received after repayment of initial Advance

Basic Loan Wholesale Cost $5,420 Mark-Up 3,680 Selling Price 9,100 Down Payment (1,820) Amount Financed 7,280 Interest (36 months @ 22%) 2,720 Total Loan $10,000 Cash Flow to Dealer Advance $4,600 Down Payment 1,820 Total 6,420 Wholesale Cost 5,420 Immediate Profit 1,000 Holdback 3,400 Dealer Profit $4,400 Allocation Advance $4,600 Holdback 3,400 Dealer (80%) 8,000 CAC's Servicing Fee (20%) 2,000 Total $10,000 Sample Loan Example Assumes 100% Collection Rate NOTE: Loan specifics and assumptions are simplified for the purpose of illustrating the mechanics of a sample loan. Detail of CA's actual loan size and collection experience can be found in its most recent published financials on form 10K or 10Q.

Sample Loan DP enters into loan with customer Assigns loan to CA Customer makes payments to CA DP earns modest profit at loan origination thru a combination of an advance from CA and a down payment from customer Advance is conservative compared to expected future cash flows on loan and wholesale value of vehicle A significant down payment is received from customer Loan terms are short relative to "C" lenders DP has significant profit potential (dealer holdback) if loan performs

(Assumes 10 Loans Exactly Like The Previous Sample) ASSETS Cash ($46,000) Loans receivable $100,000 Unearned finance charges (20,000) Loans receivable, net $ 80,000 Total Assets $34,000 LIABILITIES Dealer holdbacks $80,000 Advances (46,000) Dealer holdbacks, net $34,000 Sample Balance Sheet

Loan Pooling DPs can group loans in discrete "pools" of not less than 100 loans DPs share of the collections (80%) applied to reduce the aggregate advance owing on pool Once the advance on a pool has been repaid, CA remits the DPs share of collections to the DP DP's aggregate advance balance is secured by the future collections on all loans originated by the DP that are assigned to CA

30 Years of Operating History 2002 Founded in Detroit by Donald Foss Offered receivables management and collection services to other dealerships in region 1972 1996 1992 1989 1990 IPO Developed nationwide expansion strategy Operations in US, UK & Canada Completed 8 bank financed securitizations 1997 2000 Developed proprietary scoring and pricing models Created CAPS system for dealer network CA has been operating with the same business model for 30 years 2003 Re-allocated capital to core business Completed first privately placed securitization

Market Overview Large market opportunity.... Dealerships 20,000 Franchised 54,000 Independent Adult Population Beacon Score 15% or 32 million below 550 30% or 63 million below 640 ..... and CA has a very small piece of the market today..

Value to Dealer-Partners Guaranteed Credit Approval delivered instantly through the Internet Incremental vehicle sales Repeat and referral business Increases traditional sales Incremental service and bodyshop business Benefit from other services (sales training and marketing assistance)

Value to Customers Without our program Pay cash for a vehicle Do without a vehicle Finance thru a BHPH With our program Finance an affordable vehicle Customer Options Outcome No opportunity to reestablish credit Opportunity to reestablish credit

Current Business Summary

Current Business Summary Consists of: An active United States retail operation A liquidating portfolio of discontinued operations US retail operation Increasing the number of active DPs (2Q03 vs 2Q02) Increasing originations per active DP (1998 - 2003) Increasing Return on Capital Liquidating portfolio expected to return $65 million in capital for investment in US over next three years: UK $51 Canada 6 Leasing 8 Total $65

US Active Dealer-Partners 1998 1999 2000 2001 2002 Active Dealers 1729 1191 1139 1126 789 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 Active Dealers 791 768 751 780 851 869 817 725 645 571 561 555 632 677 Annual Active DPs Quarterly Active DPs 1998 - 2002 Five year trend of declining number of active DPs Focus on increasing Return on Capital (ROC) resulted in termination of DP relationships that were not meeting CA's ROC targets Since 1Q02 Declining trend ceased at end of 2002 2Q03 increased 19% over prior year Note: An "Active" DP originated at least one loan in the period

US Originations Per Active Dealer-Partner 1998 1999 2000 2001 2002 1H02 1H03 Active Dealers 33.5 39.1 40.4 54.3 62.9 40.1 45.7 1998 - 2003 Increased originations per active DP 2001 introduction of CAPS resulted in significantly increased originations per active DP

Sales & Marketing

Current sales force 34 field sales representatives 6 centralized (in-house) sales representatives Sales representative responsibilities Enroll new DPs Enhance relationships with existing DPs Sales Force

New DPs selected from CA direct marketing Referrals and inquiries Cold calling Industry conferences and trade shows New DPs pay $9,850 enrollment fee to secure rights to CA program in their market area New DP Enrollment

Other services provided to DPs to assist them in servicing the below 640 Beacon score market Marketing Assistance Direct mailers Point of sale materials Internet leads Radio, TV, Print ads Training CA University In-Dealership training Regional training seminars E-Learning internet training Enhancement of Existing DP Relationships

Example Point of Sale Material

Example Point of Sale Material

Risk Management

Risk Management Benefits of Increasing Spread Increases the margin for error Improves Return on Capital Increases long-term DP commitment Appropriately managing the spread between the forecasted collection rate and the advance rate is critical to CA's success

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 1H03 Adv. Loss Line 0.44 0.47 0.52 0.57 0.61 0.6 0.62 0.65 0.64 0.6 0.58 0.58 Advance Losses 0.01 0.01 0.05 0.1 0.12 0.1 0.03 0.03 0.02 0.01 0.01 0.01 0.35 0.37 0.42 0.45 0.48 0.48 0.49 0.52 0.51 0.48 0.46 0.46 Advance Rate 0.35 0.37 0.42 0.45 0.48 0.48 0.49 0.52 0.51 0.48 0.46 0.46 0.46 0.39 0.2 0.1 0.07 0.1 0.18 0.19 0.21 0.2 0.24 0.24 Forecasted Collections 0.81 0.76 0.62 0.55 0.55 0.58 0.67 0.71 0.72 0.68 0.7 0.7 Spread Forecasted Collections Advance Rate Historical Spread * * Excludes UK originations ** 1995-1997 Loan originations produced high levels of advance losses due to the narrow spread between the forecasted collection rate and the advance rate. Prior to Current Risk Management System Current Risk Management System In Place **

Collection Rate Forecasts Largest risk to future performance Forecasted collection rates Decreased in 2002 due to system conversion Stabilized in 1st Half of 2003 Forecasts become more precise as loan pools mature

Liquidity

Liquidity Summary $123M available on $135M revolving credit facility as of June 30, 2003. Q203 privately placed securitization improves future access to debt capital Harvesting $65M from liquidating businesses to support US growth

Revolving Credit Facility $135 Million Capacity $123 million of availability as of June 30, 2003 Renewed in June of 2003 Two Year Facility Term Covenants and borrowing base not presently restrictive Six Commercial Banks in Syndicate

Securitizations Completed eight bank-financed securitizations to date $510 million in debt financing raised via two different commercial bank conduits The last seven were accounted for as On-Balance-Sheet All repaid as of June 30, 2003 Completed first privately placed securitization June 2003 $100 million 6 month revolving period Improves future access to capital

For more information about Credit Acceptance, please see our internet website at: www.creditacceptance.com